UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04529)

Exact name of registrant as specified in charter:	Putnam Michigan Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2015

Date of reporting period:	June 1, 2014 – November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PXMIX

Putnam Michigan Tax Exempt Income Fund

Semiannual report
11|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Michigan
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Trustee approval of management contract	18
Financial statements	23

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 14, 2015

Putnam Michigan Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Michigan residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Great Lakes State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Susan A. McCormack, CFA
Portfolio Manager

2 Michigan Tax Exempt Income Fund

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 11/30/14 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.31% ($741)
2.89% ($1,636)
3.73% ($2,110)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/14. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.07%
7.55%
Municipal bonds
Corporate bonds

Michigan Tax Exempt Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

The fund — class A shares before sales charge
Putnam Michigan Tax Exempt Income Fund (PXMIX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
Other States Municipal Debt Funds
5.28
6.15
5.47
4.17
4.81
3.90
4.58
5.12
4.35
4.08
4.78
4.05
8.59
8.23
8.37
2.95
2.45
2.35
LIFE OF FUND
(since 10/23/89)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Michigan Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

Thalia, what was the municipal bond market environment like during the six-month reporting period ended November 30, 2014?

For much of the reporting period, the macroeconomic backdrop and accommodative policies from central banks around the globe helped to keep interest rates low and to push municipal bond prices higher. In addition, technical factors also provided price support to municipal bonds, as strong investor demand continued to surpass supply. Thus, the asset class, as measured by the Barclays Municipal Bond Index, posted modest monthly gains throughout the period amid considerable volatility and outperformed the broader bond market, as measured by the Barclays U.S. Aggregate Bond Index.

How did Putnam Michigan Tax Exempt Income Fund perform against this backdrop?

For the six months ended November 30, 2014, the fund surpassed the average return of its Lipper peer group and its benchmark, the Barclays Municipal Bond Index.

How was the fund positioned during the reporting period?

We maintained our defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns during the period could be attributed primarily to a combination of lower rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Michigan Tax Exempt Income Fund     5

sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed carrying a slightly higher-than-average cash balance gave us greater flexibility to act swiftly when timely investment opportunities presented themselves.

We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believed that conditions were improving at the state and local levels, we continued to underweight local general obligation bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments.

Relative to the benchmark, the fund retained an overweight exposure to municipal bonds rated A and Baa. In terms of sectors, we favored transportation, higher education, and essential service utilities bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this positioning contributed positively to performance. Our shorter-duration interest-rate positioning was one of the biggest detractors from relative performance versus our Lipper peers, as interest rates moved lower during the period. Underweight exposures to Puerto Rico

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 11/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Michigan Tax Exempt Income Fund

“As we head into 2015, we believe
our credit research will be key to finding
value in the municipal bond market.”

Thalia Meehan

bonds also dampened results as compared with the fund’s Lipper peer group. However, we currently plan to maintain our underweight exposure to issuers in Puerto Rico, given our negative credit outlook for the Commonwealth. Finally, our underweight to non-rated bonds versus our Lipper peers was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

The supply of new municipal bond issuance remained manageable, while demand was robust during the period. What contributed to this trend?

On a year-over-year basis through November 2014, long-term municipal bond issuance was down slightly from its level for the same period in 2013. Much of the volume we saw during the period was for refunding purposes, while longer-term new municipal issuance declined. The declining volume of new long-term municipal bonds coming to market was due in part to state and local governments undertaking fewer projects while turning their fiscal attention toward funding employee pensions and other fixed costs in their budgets.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Michigan Tax Exempt Income Fund     7

This more modest level of supply did not keep pace with the demand from traditional tax-sensitive retail investors. In addition, crossover buyers and hedge fund investors appeared to have also been drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit. Consequently, while the municipal market was plagued by mutual fund outflows in 2013, the market saw positive inflows to tax-free mutual funds in 2014. Tax-free high-yield and intermediate-term bond funds were the primary beneficiaries of this strong demand. With interest rates low and fundamental credit quality stable, there was greater investor appetite for yields offered by the relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

Some isolated credit situations continue to make headlines, but would you say that the creditworthiness of the municipal bond market remains strong?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our opinion. For calendar year 2013, bankruptcy filings represented 0.07% of the $3.6 trillion municipal bond market — well below the long-term average of 7.55% for global corporate bonds, according to Moody’s [U.S. Municipal Bond Defaults and Recoveries, 1970–2013 (May 2014)]. The default rate remained low in 2014 (0.03% according to BofA Merrill Lynch), and we don’t believe

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Michigan Tax Exempt Income Fund

defaults will increase meaningfully in the near future. Of course, there are outliers, such as Detroit and Puerto Rico, that have garnered much media attention, but for the most part, these have been isolated credit situations, in our view.

What factors are likely to influence the performance of municipal bonds in the coming months?

While investors should stay mindful of the long-term potential for tax reform, we believe the most significant driver of municipal bond returns in 2015 will be the Federal Reserve’s interest-rate policy and its effect on demand for the asset class. The central bank’s decision to begin increasing its benchmark federal funds rate from near zero is expected to depend on the pace of the U.S. recovery, inflation, and further improvement in the labor market.

At their closely watched meeting this past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of rate increases. But questions about the timing of an increase are likely to dominate the public debate until the central bank implements its first rate hike. Accordingly, we believe the Fed’s actions, along with the direction of longer-term U.S. Treasuries, will highly influence the performance of municipal bonds in 2015.

It has become more challenging to find attractively valued municipal bonds, given the run-up in prices in 2014. As we head into 2015, we believe our credit research will be key to finding value in the municipal bond market.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

Michigan Tax Exempt Income Fund     9

IN THE NEWS

In the wake of the midterm elections, Congress has put fundamental tax reform back on the agenda, although near-term changes appear unlikely. Legislative proposals include capping the tax-exempt interest income from municipal bonds at 28% for those in higher income brackets. Such a measure would seemingly diminish the appeal of municipal bonds for high-income investors. However, it is worth noting that the 101-year-old tax-exempt municipal bond market tends to favor the status quo, and similar legislation in recent years has failed to pass. A more imminent concern for bondholders is the Federal Reserve’s interest-rate increases, which are expected to rise above the near-zero benchmark for the first time since 2008. While the United States continues on its path of economic recovery, New York Federal Reserve Bank President William C. Dudley said it would be “reasonable” to expect the Fed to raise interest rates in mid–2015. The timing and size of any interest-rate increases can have an impact on U.S. Treasuries, and thereby could influence future performance of municipal bonds.

10     Michigan Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/17/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	5.28%	5.11%	5.04%	5.04%	4.48%	4.48%	4.94%	4.80%	5.35%
10 years	50.43	44.41	42.93	42.93	39.32	39.32	46.19	41.44	52.87
Annual average	4.17	3.74	3.64	3.64	3.37	3.37	3.87	3.53	4.34
5 years	25.12	20.12	21.14	19.14	20.34	20.34	23.26	19.26	26.49
Annual average	4.58	3.73	3.91	3.56	3.77	3.77	4.27	3.58	4.81
3 years	12.74	8.23	10.65	7.65	10.14	10.14	11.81	8.17	13.47
Annual average	4.08	2.67	3.43	2.49	3.27	3.27	3.79	2.65	4.30
1 year	8.59	4.25	7.80	2.80	7.63	6.63	8.29	4.77	8.70
6 months	2.95	–1.16	2.64	–2.36	2.56	1.56	2.81	–0.53	3.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Michigan Tax Exempt Income Fund     11

Fund price and distribution information For the six-month period ended 11/30/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income[1]	$0.148778		$0.119984	$0.113069	$0.136047		$0.159002
Capital gains[2]	—		—	—	—		—
Total	$0.148778		$0.119984	$0.113069	$0.136047		$0.159002
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
5/31/14	$9.18	$9.56	$9.17	$9.18	$9.18	$9.49	$9.19
11/30/14	9.30	9.69	9.29	9.30	9.30	9.61	9.31
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate[3]	3.30%	3.16%	2.67%	2.52%	3.02%	2.92%	3.52%
Taxable equivalent[4]	6.09	5.83	4.93	4.65	5.57	5.39	6.50
Current 30-day SEC yield[5]	N/A	1.76	1.21	1.07	N/A	1.51	2.06
Taxable equivalent[4]	N/A	3.25	2.23	1.97	N/A	2.79	3.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.81% federal and state combined tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     Michigan Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/14

	Barclays Municipal Bond Index	Lipper Other States Municipal Debt Funds category average*
Annual average (life of fund)	6.15%	5.47%
10 years	59.99	46.75
Annual average	4.81	3.90
5 years	28.39	23.83
Annual average	5.12	4.35
3 years	15.05	12.69
Annual average	4.78	4.05
1 year	8.23	8.37
6 months	2.45	2.35

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/14, there were 269, 252, 240, 228, 190, and 42 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/17/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	5.29%	5.12%	5.04%	5.04%	4.49%	4.49%	4.95%	4.81%	5.36%
10 years	49.89	43.89	42.42	42.42	38.81	38.81	45.67	40.94	52.35
Annual average	4.13	3.71	3.60	3.60	3.33	3.33	3.83	3.49	4.30
5 years	25.58	20.55	21.71	19.71	20.77	20.77	23.85	19.82	27.10
Annual average	4.66	3.81	4.01	3.66	3.85	3.85	4.37	3.68	4.91
3 years	11.25	6.80	9.18	6.18	8.68	8.68	10.32	6.74	11.98
Annual average	3.62	2.22	2.97	2.02	2.81	2.81	3.33	2.20	3.84
1 year	9.67	5.29	9.00	4.00	8.82	7.82	9.37	5.81	9.90
6 months	3.62	–0.52	3.19	–1.81	3.11	2.11	3.37	0.01	3.62

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Michigan Tax Exempt Income Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 5/31/14	0.85%	1.48%	1.63%	1.13%	0.63%
Annualized expense ratio for the six-month period ended 11/30/14	0.85%	1.48%	1.63%	1.13%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.32	$7.52	$8.28	$5.75	$3.21
Ending value (after expenses)	$1,029.50	$1,026.40	$1,025.60	$1,028.10	$1,030.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Michigan Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.31	$7.49	$8.24	$5.72	$3.19
Ending value (after expenses)	$1,020.81	$1,017.65	$1,016.90	$1,019.40	$1,021.91

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Michigan Tax Exempt Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     Michigan Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Michigan Tax Exempt Income Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

18     Michigan Tax Exempt Income Fund

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

Michigan Tax Exempt Income Fund     19

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

20     Michigan Tax Exempt Income Fund

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Other States Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 260, 252 and 239 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Michigan Tax Exempt Income Fund     21

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Michigan Tax Exempt Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Michigan Tax Exempt Income Fund     23

The fund’s portfolio 11/30/14 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

BAM Build America Mutual

FGIC Financial Guaranty Insurance Company

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

Q-SBLF Qualified School Board Loan Fund

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.7%)*	Rating**	Principal amount	Value
Delaware (1.4%)
DE State Hlth. Facs. Auth. VRDN (Christiana Care), Ser. A, 0.04s, 10/1/38	VMIG1	$1,000,000	$1,000,000
			1,000,000
Guam (1.4%)
Territory of GU, Govt. Ltd. Oblig. Rev. Bonds (Section 30), Ser. A, 5 3/4s, 12/1/34	BBB+	750,000	840,938
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	150,000	168,524
			1,009,462
Michigan (90.5%)
Advanced Tech. Academy Pub. School Rev. Bonds, 6s, 11/1/28	BBB–	170,000	177,188
Bay City, School Dist. G.O. Bonds, Q-SBLF, 5s, 11/1/28	AA–	500,000	574,815
Caledonia Cmnty., Schools G.O. Bonds, Q-SBLF
5s, 5/1/39	AA–	1,000,000	1,129,630
5s, 5/1/29	AA–	415,000	484,459
Central MI U. Rev. Bonds, 5s, 10/1/34	Aa3	200,000	230,872
Charles Stewart Mott G.O. Bonds (Cmnty. College Fac.), NATL, 5s, 5/1/19	Aa3	1,000,000	1,019,500
Dearborn, School Dist. Bldg. & Site G.O. Bonds, Ser. A, Q-SBLF, 5s, 5/1/30	Aa2	330,000	370,290
Detroit, Downtown Dev. Auth. Tax Increment Tax Alloc. Bonds (Dev. Area No. 1), Ser. A, NATL, 4 3/4s, 7/1/25	AA–	1,500,000	1,492,620
Detroit, Swr. Disp. Rev. Bonds (Second Lien), Ser. B, NATL, FGIC, 5s, 7/1/36	AA–	1,075,000	1,090,254
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6 1/4s, 7/1/36	AA	600,000	653,010
Eaton Rapids Pub. Schools G.O. Bonds, Ser. D, Q-SBLF, 4s, 5/1/16	AA–	300,000	314,571
Fenton, Area Pub. Schools G.O. Bonds (School Bldg. & Site), NATL, Q-SBLF, 5s, 5/1/23	Aa2	1,000,000	1,057,790
Flat Rock, Cmnty. School Dist. G.O. Bonds (School Bldg. & Site), AGM, Q-SBLF, 5s, 5/1/22	Aa2	1,200,000	1,340,844
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 7 1/2s, 7/1/39	Ba1	300,000	332,409
Genesee Cnty., Wtr. Syst. G.O. Bonds, 5 3/8s, 11/1/38	AA	500,000	559,660

24     Michigan Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Grand Rapids, Rev. Bonds
(Sanitation Swr. Syst.), 5s, 1/1/37	Aa1	$300,000	$342,288
(Sanitation Swr. Syst.), 5s, 1/1/35	Aa1	1,000,000	1,160,470
(Sanitation Swr. Syst.), NATL, 5s, 1/1/20 (Prerefunded 7/1/15)	Aa1	500,000	513,940
Grand Valley, Rev. Bonds (MI State U.), 5 3/4s, 12/1/34 (Prerefunded 12/1/16)	A+	500,000	552,665
Grand Valley, State U. Rev. Bonds, Ser. B
5s, 12/1/29	A+	410,000	474,981
5s, 12/1/28	A+	250,000	291,490
Holland, Elec. Util. Syst. Rev. Bonds, Ser. A, 5s, 7/1/39	AA	1,000,000	1,123,640
Holland, School Dist. G.O. Bonds, AGM, 5s, 5/1/29	AA	1,000,000	1,189,080
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds (Bronson Hosp.), Ser. A, AGM, 5s, 5/15/26	AA	2,000,000	2,194,120
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/31	A2	250,000	285,705
Kentwood, Economic Dev. Rev. Bonds (Holland Home), 5 5/8s, 11/15/32	BB+/F	350,000	372,631
Lake Superior State U. Rev. Bonds, AGM, 4s, 11/15/18	AA	500,000	535,235
Lansing, Board of Wtr. & Ltg. Util. Syst. Rev. Bonds, Ser. A, 5s, 7/1/37	Aa3	1,000,000	1,124,280
Livonia, Pub. School Dist. Bldg. & Site G.O. Bonds, Ser. I, AGM, 5s, 5/1/36	AA	500,000	548,875
Marysville, Pub. School Dist. G.O. Bonds (School Bldg. & Site), AGM, Q-SBLF, 5s, 5/1/21	Aa2	1,300,000	1,420,627
MI Higher Ed. Fac. Auth. Rev. Bonds
(Alma College), 5 1/4s, 6/1/33	Baa1	1,000,000	1,071,370
(Kalamazoo College), 5s, 12/1/33 (Prerefunded 12/1/17)	AAA/P	500,000	563,920
MI Muni. Board Auth. Rev. Bonds (Downtown), Ser. A, 5s, 5/1/22	Aa2	500,000	576,730
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 1/1/27	A2	700,000	766,220
MI State Bldg. Auth. Rev. Bonds
Ser. I, 6s, 10/15/38	Aa3	2,000,000	2,295,400
FGIC, NATL, zero %, 10/15/22	Aa3	1,500,000	1,075,320
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B, 5s, 7/1/34	A–	500,000	543,175
Ser. H-1, 5s, 10/1/30	AA–	500,000	571,280
(Unemployment Oblig. Assmt.), Ser. B, 5s, 7/1/23	Aaa	620,000	628,221
Ser. 25-A, 5s, 11/1/22	A1	125,000	140,891
(Unemployment Oblig. Assmt.), Ser. B, 5s, 7/1/22	Aaa	500,000	535,890
(Trinity Hlth.), Ser. A, 5s, 12/1/16	Aa2	1,000,000	1,087,310

Michigan Tax Exempt Income Fund     25

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	$1,000,000	$1,151,360
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A3	1,500,000	1,557,945
(Sparrow Hosp.), 5s, 11/15/31	A1	1,000,000	1,065,080
(Ascension Hlth.), Ser. B, 5s, 11/15/25	AA+	1,000,000	1,148,330
MI State Hsg. Dev. Auth. Rev. Bonds (Rental Hsg.)
Ser. A, 4 5/8s, 10/1/39	AA	225,000	232,448
Ser. A, 4.45s, 10/1/34	AA	100,000	102,656
Ser. D, 3.95s, 10/1/37	AA	1,050,000	1,057,277
MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.), 5 3/4s, 11/15/33	BBB+/F	500,000	516,710
(MI House of Representatives Fac.), Ser. A, AGO, 5 1/4s, 10/15/21	AA	1,500,000	1,717,215
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	Aa3	1,500,000	1,901,580
(Evangelical Homes of MI), 5 1/4s, 6/1/32	BB+/F	400,000	410,456
(Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	A1	750,000	879,885
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong Venture), U.S. Govt. Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	3,000,000	3,667,680
MI State Trunk Line Fund Rev. Bonds, 5s, 11/15/20	AA+	500,000	598,625
MI State U. Rev. Bonds
Ser. A, 5s, 8/15/38	Aa1	1,000,000	1,138,960
Ser. C, 5s, 8/15/18	Aa1	1,000,000	1,139,830
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	B–	750,000	647,355
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa2	500,000	522,835
Northern Michigan U. Rev. Bonds, Ser. A, AGM, 5s, 12/1/26	AA	1,000,000	1,113,660
Oakland Cnty., Bldg. Auth. Rev. Bonds, 3s, 11/1/17	Aaa	600,000	634,518
Oakland U. Rev. Bonds
5s, 3/1/37	A1	500,000	551,975
Ser. A, 5s, 3/1/33	A1	500,000	561,660
5s, 3/1/32	A1	130,000	148,257
Plymouth, Charter Twp. G.O. Bonds, 4s, 7/1/25	AA	1,000,000	1,060,350
Roseville, School Dist. G.O. Bonds (School Bldg. & Site), AGM, Q-SBLF, 5s, 5/1/21	Aa2	1,000,000	1,059,540
Saginaw, Hosp. Fin. Auth. Rev. Bonds (Convenant Med. Ctr.), Ser. H, 5s, 7/1/30	A	1,000,000	1,067,550
South Haven, Pub. School Bldg. & Site G.O. Bonds, Ser. A, BAM, 5s, 5/1/29	AA	575,000	659,525
Star Intl. Academy Rev. Bonds (Pub. School Academy), 5s, 3/1/33	BBB	400,000	415,388
Troy, City School Dist. Bldg. & Site G.O. Bonds, Q-SBLF, 5s, 5/1/28	AA	500,000	580,220

26     Michigan Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value
Michigan cont.
U. of MI Rev. Bonds, Ser. A, 5s, 4/1/39	Aaa	$500,000	$579,495
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro. Arpt.)
FGIC, NATL, 5s, 12/1/25	AA–	1,000,000	1,097,480
Ser. C, 5s, 12/1/22	A2	1,000,000	1,150,990
Wayne St. U. Rev. Bonds, AGM, 5s, 11/15/25	Aa2	1,000,000	1,139,100
West Ottawa, Pub. School Bldg. & Site Dist. G.O. Bonds, Ser. I, 5s, 5/1/35	Aa2	150,000	169,316
Western MI U. Rev. Bonds
5 1/4s, 11/15/40	A1	500,000	553,885
5 1/4s, 11/15/30	A1	200,000	234,232
5s, 11/15/31	A1	150,000	173,127
Zeeland, Pub. Schools G.O. Bonds, AGM, 4s, 5/1/17	AA	250,000	266,833
			65,486,994
Puerto Rico (2.5%)
Cmnwlth. of PR, G.O. Bonds
Ser. A, FGIC, 5 1/2s, 7/1/21	BB	500,000	435,410
(Pub. Impt.), Ser. A, 5 1/4s, 7/1/30	BB	210,000	152,945
Ser. A, 5 1/4s, 7/1/26	BB	500,000	376,260
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 3/8s, 8/1/39	BBB–	220,000	162,703
Ser. C, 5 3/8s, 8/1/36	BBB–	285,000	213,015
Ser. C, 5 1/4s, 8/1/41	BBB–	270,000	197,429
Ser. C, 5s, 8/1/46	BBB	345,000	258,598
			1,796,360
Texas (1.0%)
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (TX Hlth. Resources), Ser. C, 0.17s, 11/15/33	VMIG1	700,000	700,000
			700,000
Virgin Islands (0.9%)
VI Pub. Fin. Auth. Rev. Bonds, Ser. A
6s, 10/1/39	Baa3	380,000	423,625
5s, 10/1/25	Baa2	200,000	222,024
			645,649

TOTAL INVESTMENTS
Total investments (cost $65,895,823)	$70,638,465

Michigan Tax Exempt Income Fund     27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2014 through November 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $72,323,900.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
AGM	15.8%
Q-SBLF	11.5
NATL	10.2
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Health care	18.1%
Local debt	17.8
Education	16.0
Utilities	12.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$70,638,465	$—
Totals by level	$—	$70,638,465	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

28     Michigan Tax Exempt Income Fund

	Statement of assets and liabilities 11/30/14 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $65,895,823)	$70,638,465
	Cash	562,831
	Interest and other receivables	772,045
	Receivable for shares of the fund sold	1,043,750
	Prepaid assets	8,463
	Total assets	73,025,554
	LIABILITIES
	Payable for investments purchased	140,236
	Payable for shares of the fund repurchased	363,458
	Payable for compensation of Manager (Note 2)	25,045
	Payable for custodian fees (Note 2)	2,862
	Payable for investor servicing fees (Note 2)	5,659
	Payable for Trustee compensation and expenses (Note 2)	63,951
	Payable for administrative services (Note 2)	227
	Payable for distribution fees (Note 2)	25,437
	Distributions payable to shareholders	37,529
	Other accrued expenses	37,250
	Total liabilities	701,654
	Net assets	$72,323,900

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$69,092,637
	Distributions in excess of net investment income (Note 1)	(22,439)
	Accumulated net realized loss on investments (Note 1)	(1,488,940)
	Net unrealized appreciation of investments	4,742,642
	Total — Representing net assets applicable to capital shares outstanding	$72,323,900
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($61,566,930 divided by 6,622,609 shares)	$9.30
	Offering price per class A share (100/96.00 of $9.30)*	$9.69
	Net asset value and offering price per class B share ($1,217,937 divided by 131,088 shares)**	$9.29
	Net asset value and offering price per class C share ($1,822,273 divided by 195,940 shares)**	$9.30
	Net asset value and redemption price per class M share ($295,182 divided by 31,742 shares)	$9.30
	Offering price per class M share (100/96.75 of $9.30)†	$9.61
	Net asset value, offering price and redemption price per class Y share ($7,421,578 divided by 797,029 shares)	$9.31
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Michigan Tax Exempt Income Fund     29

Statement of operations Six months ended 11/30/14 (Unaudited)
INTEREST INCOME	$1,467,676

EXPENSES
Compensation of Manager (Note 2)	$153,612
Investor servicing fees (Note 2)	17,043
Custodian fees (Note 2)	3,420
Trustee compensation and expenses (Note 2)	982
Distribution fees (Note 2)	84,094
Administrative services (Note 2)	707
Auditing and tax fees	26,895
Other	21,850
Total expenses	308,603
Expense reduction (Note 2)	(35)
Net expenses	308,568
Net investment income	1,159,108

Net realized loss on investments (Notes 1 and 3)	(11,219)
Net unrealized appreciation of investments during the period	930,441
Net gain on investments	919,222
Net increase in net assets resulting from operations	$2,078,330

The accompanying notes are an integral part of these financial statements.

30     Michigan Tax Exempt Income Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/14*	Year ended 5/31/14
	Operations:
	Net investment income	$1,159,108	$2,437,711
	Net realized loss on investments	(11,219)	(613,048)
	Net unrealized appreciation (depreciation) of investments	930,441	(1,685,043)
	Net increase in net assets resulting from operations	2,078,330	139,620
	Distributions to shareholders (Note 1):
	From tax-exempt net investment income
	Class A	(1,006,044)	(2,178,878)
	Class B	(16,167)	(40,431)
	Class C	(22,198)	(47,522)
	Class M	(3,839)	(6,684)
	Class Y	(107,415)	(148,333)
	Increase (decrease) from capital share transactions (Note 4)	85,395	(8,749,492)
	Total increase (decrease) in net assets	1,008,062	(11,031,720)
	NET ASSETS
	Beginning of period	71,315,838	82,347,558
	End of period (including distributions in excess of net investment income of $22,439 and $25,884, respectively)	$72,323,900	$71,315,838
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Michigan Tax Exempt Income Fund     31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
November 30, 2014**	$9.18	.15	.12	.27	(.15)	—	(.15)	—	—	$9.30	2.95*	$61,567	.42*	1.63*	7*
May 31, 2014	9.41	.30	(.23)	.07	(.30)	—	(.30)	—	—	9.18	.89	62,060.85		3.39	11
May 31, 2013	9.43	.31	(.02)	.29	(.31)	—[d]	(.31)	—	—	9.41	3.10	75,997.84		3.28	9
May 31, 2012	8.85	.34	.58	.92	(.34)	—[d]	(.34)	—	—[d,f]	9.43	10.61	74,259.85		3.73	9
May 31, 2011	9.02	.36	(.17)	.19	(.36)	—	(.36)	—[d]	—[d,e]	8.85	2.12	72,157.83		4.01	8
May 31, 2010	8.69	.36	.33	.69	(.36)	—	(.36)	—[d]	—	9.02	8.14	79,335	.87[c]	4.10[c]	18
Class B
November 30, 2014**	$9.17	.12	.12	.24	(.12)	—	(.12)	—	—	$9.29	2.64*	$1,218	.74*	1.31*	7*
May 31, 2014	9.40	.25	(.24)	.01	(.24)	—	(.24)	—	—	9.17	.26	1,289	1.48	2.76	11
May 31, 2013	9.43	.25	(.03)	.22	(.25)	—[d]	(.25)	—	—	9.40	2.35	1,737	1.47	2.64	9
May 31, 2012	8.85	.28	.58	.86	(.28)	—[d]	(.28)	—	—[d,f]	9.43	9.92	1,435	1.48	3.10	9
May 31, 2011	9.01	.30	(.16)	.14	(.30)	—	(.30)	—[d]	—[d,e]	8.85	1.60	1,449	1.46	3.35	8
May 31, 2010	8.68	.31	.33	.64	(.31)	—	(.31)	—[d]	—	9.01	7.46	2,449	1.50[c]	3.45[c]	18
Class C
November 30, 2014**	$9.18	.11	.12	.23	(.11)	—	(.11)	—	—	$9.30	2.56*	$1,822	.82*	1.24*	7*
May 31, 2014	9.41	.23	(.23)	—[d]	(.23)	—	(.23)	—	—	9.18	.11	1,802	1.63	2.61	11
May 31, 2013	9.44	.24	(.03)	.21	(.24)	—[d]	(.24)	—	—	9.41	2.19	2,295	1.62	2.48	9
May 31, 2012	8.85	.27	.59	.86	(.27)	—[d]	(.27)	—	—[d,f]	9.44	9.83	1,459	1.63	2.92	9
May 31, 2011	9.01	.29	(.16)	.13	(.29)	—	(.29)	—[d]	—[d,e]	8.85	1.44	477	1.61	3.23	8
May 31, 2010	8.68	.29	.33	.62	(.29)	—	(.29)	—[d]	—	9.01	7.32	446	1.65[c]	3.35[c]	18
Class M
November 30, 2014**	$9.18	.14	.12	.26	(.14)	—	(.14)	—	—	$9.30	2.81*	$295	.57*	1.49*	7*
May 31, 2014	9.41	.28	(.23)	.05	(.28)	—	(.28)	—	—	9.18	.61	236	1.13	3.11	11
May 31, 2013	9.44	.29	(.04)	.25	(.28)	—[d]	(.28)	—	—	9.41	2.71	261	1.12	3.02	9
May 31, 2012	8.86	.32	.57	.89	(.31)	—[d]	(.31)	—	—[d,f]	9.44	10.30	504	1.13	3.45	9
May 31, 2011	9.02	.33	(.16)	.17	(.33)	—	(.33)	—[d]	—[d,e]	8.86	1.96	693	1.11	3.74	8
May 31, 2010	8.69	.34	.33	.67	(.34)	—	(.34)	—[d]	—	9.02	7.83	678	1.15[c]	3.82[c]	18
Class Y
November 30, 2014**	$9.19	.16	.12	.28	(.16)	—	(.16)	—	—	$9.31	3.06*	$7,422	.31*	1.75*	7*
May 31, 2014	9.42	.32	(.23)	.09	(.32)	—	(.32)	—	—	9.19	1.11	5,929.63		3.63	11
May 31, 2013	9.45	.33	(.03)	.30	(.33)	—[d]	(.33)	—	—	9.42	3.22	2,057.62		3.49	9
May 31, 2012	8.86	.36	.59	.95	(.36)	—[d]	(.36)	—	—[d,f]	9.45	10.95	1,198.63		3.87	9
May 31, 2011	9.02	.38	(.16)	.22	(.38)	—	(.38)	—[d]	—[d,e]	8.86	2.45	197.61		4.21	8
May 31, 2010	8.69	.38	.33	.71	(.38)	—	(.38)	—[d]	—	9.02	8.39	159	.65[c]	4.32[c]	18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Michigan Tax Exempt Income Fund	Michigan Tax Exempt Income Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its average net assets, reflect a reduction of 0.03% for the period ended May 31, 2010.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 18, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011.

The accompanying notes are an integral part of these financial statements.

34     Michigan Tax Exempt Income Fund

Notes to financial statements 11/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2014 through November 30, 2014.

Putnam Michigan Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Michigan personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Michigan Tax Exempt Income Fund     35

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

36     Michigan Tax Exempt Income Fund

At May 31, 2014, the fund had a capital loss carryover of $1,361,608 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$586	$516,728	$517,314	*
427,874	N/A	427,874	May 31, 2015
153,494	N/A	153,494	May 31, 2018
262,926	N/A	262,926	May 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $126,274 recognized during the period between November 1, 2013 and May 31, 2014 to its fiscal year ending May 31, 2015.

The aggregate identified cost on a tax basis is $65,884,190, resulting in gross unrealized appreciation and depreciation of $5,201,505 and $447,230, respectively, or net unrealized appreciation of $4,754,275.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Michigan Tax Exempt Income Fund     37

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,768
Class B	297
Class C	429
Class M	63
Class Y	1,486
Total	$17,043

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $35 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$69,114
Class B	5,310
Class C	9,013
Class M	657
Total	$84,094

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,661 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

38     Michigan Tax Exempt Income Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$6,897,928	$4,625,173
U.S. government securities (Long-term)	—	—
Total	$6,897,928	$4,625,173

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/14		Year ended 5/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	146,550	$1,345,586	266,120	$2,392,655
Shares issued in connection with reinvestment of distributions	92,695	855,194	206,946	1,851,819
	239,245	2,200,780	473,066	4,244,474
Shares repurchased	(378,215)	(3,492,624)	(1,787,618)	(15,945,823)
Net decrease	(138,970)	$(1,291,844)	(1,314,552)	$(11,701,349)

	Six months ended 11/30/14		Year ended 5/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	463	$4,267	1,257	$11,238
Shares issued in connection with reinvestment of distributions	777	7,160	2,049	18,306
	1,240	11,427	3,306	29,544
Shares repurchased	(10,677)	(98,083)	(47,503)	(422,706)
Net decrease	(9,437)	$(86,656)	(44,197)	$(393,162)

	Six months ended 11/30/14		Year ended 5/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	13,857	$127,899	24,989	$222,575
Shares issued in connection with reinvestment of distributions	2,219	20,482	4,856	43,474
	16,076	148,381	29,845	266,049
Shares repurchased	(16,429)	(151,490)	(77,364)	(691,293)
Net decrease	(353)	$(3,109)	(47,519)	$(425,244)

	Six months ended 11/30/14		Year ended 5/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	6,548	$60,222	4,919	$45,168
Shares issued in connection with reinvestment of distributions	395	3,646	695	6,223
	6,943	63,868	5,614	51,391
Shares repurchased	(856)	(7,819)	(7,663)	(68,403)
Net increase (decrease)	6,087	$56,049	(2,049)	$(17,012)

Michigan Tax Exempt Income Fund     39

	Six months ended 11/30/14		Year ended 5/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	171,615	$1,590,042	600,740	$5,342,778
Shares issued in connection with reinvestment of distributions	10,943	101,142	15,122	135,689
	182,558	1,691,184	615,862	5,478,467
Shares repurchased	(30,456)	(280,229)	(189,242)	(1,691,192)
Net increase	152,102	$1,410,955	426,620	$3,787,275

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class M	1,903	6.0%	$17,698

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the state of Michigan and may be affected by economic and political developments in that state.

40     Michigan Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA048
291789 1/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Michigan Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015